Fair Value Measurement	12 Months Ended
Dec. 31, 2011
Fair Value Measurement [Abstract]
Fair Value Measurement

6. Fair Value Measurement

The Fair Value Measurements topic of the FASB Codification establishes a framework for measuring fair value in accordance with U.S. GAAP, clarifies the definition of fair value within that framework and expands disclosures about fair value measurements. This guidance requires disclosure regarding the manner in which fair value is determined for assets and liabilities and establishes a three-tiered value hierarchy into which these assets and liabilities must be grouped, based upon significant levels of inputs as follows:

•	Level 1—Quoted prices in active markets for identical assets or liabilities.

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Level 2—Observable inputs, other than Level 1 prices, such as quoted prices in active markets for similar assets and liabilities, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

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Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy. Financial liabilities measured at fair value on a recurring basis at December 31, 2011 are summarized below:

	Fair Value Measurements Using
	Level 1	Level 2	Level 3	Liabilities at Fair Value
Liabilities
Convertible Notes Payable		$600,000		$600,000

Total liabilities	$—	$600,000	$—	$600,000

The fair value of the convertible notes payable was determined based upon current credit adjusted borrowing rates that are currently available to the Company for loans with similar terms and average maturities.